                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             MTC TECHNOLOGIES, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)


                     Delaware                                                            02-0593816
                     --------                                                            ----------
     (State of Incorporation or Organization)                               (I.R.S. Employer Identification no.)

         4032 Linden Avenue, Dayton, Ohio                                                  45432
         --------------------------------                                                  -----
     (Address of Principal Executive Offices)                                            (Zip Code)

------------------------------------------------------------ ---------------------------------------------------------
If this form relates to the                                  If this form relates to the
registration of a class of securities                        registration of a class of securities
pursuant to Section 12(b) of the                             pursuant to Section 12(g) of the
Exchange Act and is effective                                Exchange Act and is effective
pursuant to General Instruction                              pursuant to General Instruction
A.(c), please check the following                            A.(d), please check the following
box.  |_|                                                    box.  |X|
------------------------------------------------------------ ---------------------------------------------------------
                                             [Note: one box must be checked]


Securities Act registration statement file number
to which this form relates:                         333-87590
                                                    ---------
                                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                Title of Each Class            Name of Each Exchange on Which
                to be so Registered            Each Class is to be Registered
                -------------------            ------------------------------

                        N/A                                 N/A

--------------------------------------------------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.001 per share
                    ----------------------------------------
                                (Title of Class)

Item 1.    Description of Registrant's Securities to be Registered

         The description of the Common Stock of the Registrant registered hereby is incorporated by reference to the description of the Registrant's capital stock set forth under the heading "Description of Capital Stock" in the Registrant's Form S-1 Registration Statement (SEC File No. 333-87590), as filed with the Securities and Exchange Commission on May 3, 2002, as amended. Such description will be included in a form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, which prospectus shall be deemed to be incorporated by reference into this Registration Statement.

Item 2.    Exhibits.

Number       Description

  1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1, SEC File No. 333-87590)

  2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1, SEC File No. 333-87590)

  3 Specimen stock certificate for the Common Stock of the Registrant (incorporated by reference to Exhibit 4.1 of the Registrant's Amended Registration Statement on Form S-1, SEC File No. 333-87590)

  4 Registration Rights Agreement, dated June 11, 2002, by and between MTC Technologies, Inc. and Rajesh K. Soin (incorporated by reference to Exhibit 4.2 of the Registrant's Amended Registration Statement on Form S-1, SEC File No. 333-87590)

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     MTC TECHNOLOGIES, INC.



Date:  June 27, 2002                       By:  /s/  Michael W. Solley
                                                ----------------------
                                                Michael W. Solley
                                                Chief Executive Officer

                                  EXHIBIT INDEX



   Number    Description
   ------    -----------

     1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1, SEC File No. 333-87590)

     2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1, SEC File No. 333-87590)

     3 Specimen stock certificate for the Common Stock of the Registrant (incorporated by reference to Exhibit 4.1 of the Registrant's Amended Registration Statement on Form S-1, SEC File No. 333-87590)

     4 Registration Rights Agreement, dated June 11, 2002, by and between MTC Technologies, Inc. and Rajesh K. Soin (incorporated by reference to Exhibit 4.2 of the Registrant's Amended Registration Statement on Form S-1, SEC File No. 333-87590)



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